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                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO
                              SEPARATION AGREEMENT

         THIS FIRST AMENDMENT TO SEPARATION AGREEMENT (the "FIRST AMENDMENT") is entered into as of the 5th day of June, 1998, by and among, Kitty Hawk, Inc., a Delaware corporation (collectively with its subsidiaries, unless the context otherwise requires, the "COMPANY"), M. Tom Christopher ("CHRISTOPHER"), Conrad
A. Kalitta ("KALITTA"), Kalitta Motorsports, L.L.C., a Michigan limited liability company ("MOTORSPORTS"), Kalitta L.L.C., a Michigan limited liability company ("KALITTA LLC"), American International Airways, Inc., a Michigan corporation ("AIA"), American International Travel, Inc., a Michigan corporation ("AIT"), Flight One Logistics, Inc., a Michigan corporation ("FOL"), Kalitta Flying Service, Inc., a Michigan corporation ("KFS") and O.K. Turbines, Inc., a Michigan corporation ("OKT"). AIA, AIT, FOL, KFS and OKT shall be collectively referred to as the "Kalitta Companies."

                                   WITNESSETH

         WHEREAS, the Company, Kalitta and certain other parties entered into that certain Separation Agreement, dated as of April 17, 1998 (the "SEPARATION AGREEMENT"); and

         WHEREAS, Section 3 of the Separation Agreement provided Kalitta with certain demand registration rights with respect to 2,300,000 shares of common stock in the Company beneficially owned by Kalitta; and

         WHEREAS, the parties hereto desire to amend the Separation Agreement to change the period during which the Company shall be required to file a registration statement relating to such common stock following exercise by Kalitta of such demand rights;

         NOW, THEREFORE, in consideration of the Separation Agreement and this First Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, they hereby agree that the definition of "Required Filing Date" set forth in Section 1 of the Separation Agreement is hereby deleted in its entirety and replaced with the following:

         "Required Filing Date" means the thirtieth (30th) day following receipt by the Company of a Demand Request.

         Except as modified by the foregoing paragraph, the Separation Agreement shall remain in full force and effect.

         This document may be executed in one or more counterparts, each of which shall constitute an original, and all of which together constitute one and the same instrument.

                                    * * * * *


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         The parties hereto have duly executed this First Amendment as of the date first written above.


KITTY HAWK, INC.                             AMERICAN INTERNATIONAL TRAVEL, INC.


By: /s/ M. TOM CHRISTOPHER                   By: /s/ RICHARD W. WADSWORTH
   ----------------------------------------     --------------------------------
Name: M. Tom Christopher                     Name: Richard R. Wadsworth
Title: Chairman and Chief Executive Officer  Title: Vice President

 /s/ M. TOM CHRISTOPHER                      FLIGHT ONE LOGISTICS, INC.
-------------------------------------------
M. Tom Christopher

 /s/ CONRAD A. KALITTA                       By: /s/ DONALD L. SCHILLING
-------------------------------------------     --------------------------------
Conrad A. Kalitta                            Name: Donald L. Schilling
                                             Title: President

KALITTA MOTORSPORTS, L.L.C.                  KALITTA FLYING SERVICE, INC.


By: /s/ CONRAD A. KALITTA                    By: /s/ DONALD L. SCHILLING
   ----------------------------------------     --------------------------------
Name: Conrad A. Kalitta                      Name: Donald L. Schilling
Title: Authorized Member                     Title: President

KALITTA L.L.C.                               O.K. TURBINES, INC.


By: /s/ CONRAD A. KALITTA                    By: /s/ DONALD L. SCHILLING
   ----------------------------------------     --------------------------------
Name: Conrad A. Kalitta                      Name: Donald L. Schilling
Title: Authorized Member                     Title: President


AMERICAN INTERNATIONAL AIRWAYS, INC.


By: /s/ RICHARD R. WADSWORTH
   ----------------------------------------
Name: Richard R. Wadsworth
Title: Vice President